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Exhibit 99.3
                              TRUSTEE'S DISTRIBUTION STATEMENT

                              TO THE HOLDERS OF:           97-BELLSOUTH-1
                              The Bank of New York, as Trustee under the
                              Corporate Bonds Backed Certs.
                              Class A-1 Certificates
                              CUSIP NUMBER:                219-87H-AL9

in accordance with the Standard Terms and Conditions of Trust, The Bank of
New York, as trustee submits the following cash basis statement for the period
ending :                                                       January 15, 1999

INTEREST ACCOUNT
Balance as of                 July 15, 1998                                   0
      Schedule Income received on securities..................          1780000
      Unscheduled Income received on securities...............                0
      Schedule Interest received from Swap Counterparty.......                0
      Unscheduled Interest received from Swap Counterparty....                0
      Interest Received on sale of Securties..................                0
LESS:
      Distribution to Beneficial Holders.............          1249934
      Distribution to Swap Counterparty..............                0
      Trustee Fees...................................             2250
      Fees allocated for third party expenses......                750
Balance as of              January 15, 1999        Subtotal              527066


PRINCIPAL ACCOUNT
Balance as of                 July 15, 1998                                   0
      Scheduled Principal payment received on securities.......               0
      Principal received on sale of securities..........                      0
LESS:
      Distribution to Beneficial Holders...................     527066
      Distribution to Swap Counterparty....................          0
Balance as of              January 15, 1999         Subtotal             527066
                                                    Balance                   0
                   UNDERLYING SECURITIES HELD AS OF:  January 15, 1999

Principal                             Title of Security
Amount                                LEHMAN CORP BD-BACKED CERTIFICATES
            50000000                  CUSIP# : 079-857-AF5